UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 10, 2022

Tompkins Financial Corporation
(Exact name of registrant as specified in its charter)

New York	1-12709	16-1482357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 460, Ithaca New York		14851
(Address of Principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code	(888) 503-5753

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	TMP	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

(a)	On Tuesday, May 10, 2022, Tompkins Financial Corporation (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). As of the close of business March 14, 2022, the record date for the Annual Meeting, 14,670,206 shares of the Company’s common stock were issued and outstanding, of which 11,651,725 were represented at the Annual Meeting in person or by proxy, and represented a quorum for the transaction of business at the Annual Meeting.

(b)	Shareholders voted on the following matters at the Annual Meeting:

(1)	Shareholders elected thirteen (13) director nominees for terms expiring at the 2023 Annual Meeting of Shareholders;

(2)	Shareholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (the “Say on Pay” vote); and

(3)	Shareholders ratified the appointment of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2022.

Set forth below are the shareholder voting results with respect to each matter:

Proposal No. 1 – Election of Directors

The individuals named below were elected at the Annual Meeting as members of the Board of Directors, to serve for a term of one year expiring at the 2023 Annual Meeting of Shareholders.

Director	Number of Shares Voted For	Shares Withheld	Broker Non-Votes
John E. Alexander	8,668,794	892,341	2,090,590
Paul J. Battaglia	9,415,290	145,845	2,090,590
Daniel J. Fessenden	8,906,966	654,169	2,090,590
James W. Fulmer	8,896,846	664,289	2,090,590
Patricia A. Johnson	9,424,102	137,033	2,090,590
Frank C. Milewski	9,466,163	94,972	2,090,590
Ita M. Rahilly	9,499,796	61,339	2,090,590
Thomas R. Rochon	9,107,318	453,817	2,090,590
Stephen S. Romaine	9,466,283	94,852	2,090,590
Michael H. Spain	9,435,618	125,517	2,090,590
Jennifer R. Tegan	9,522,423	38,712	2,090,590
Alfred J. Weber	9,448,874	112,261	2,090,590
Craig Yunker	8,615,128	946,007	2,090,590

Proposal No. 2 – Advisory vote to approve the compensation paid to the Company’s Named Executive Officers.

The compensation paid to the Company’s Named Executive Officers was approved by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining	Broker Non-Votes
7,433,865	1,986,080	141,190	2,090,590

Proposal No. 3 – Ratification of the Appointment of KPMG LLP as Independent Auditors of the Company for 2022

The Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending

December 31, 2022 was ratified by the following vote:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstaining
11,482,270	138,136	31,319

Item 9.01    Financial Statements and Exhibits

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Not applicable

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMPKINS FINANCIAL CORPORATION

Date: May 16, 2022	By:	/s/ Stephen S. Romaine
Stephen S. Romaine
President and CEO